Exhibit 99.1

BECTON DICKINSON AND COMPANY
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Unaudited; Amounts in millions, except share and per share data)

	Fiscal Year 2022	Fiscal Year 2021					Fiscal Year 2020	Fiscal Year 2019
	Three Months Ended December 31, 2021	Three Months Ended December 31, 2020	Three Months Ended March 31, 2021	Three Months Ended June 30, 2021	Three Months Ended September 30, 2021	Twelve Months Ended September 30, 2021	Twelve Months Ended September 30, 2020	Twelve Months Ended September 30, 2019
REVENUES	$4,718	$5,041	$4,634	$4,607	$4,849	$19,131	$16,074	$16,218

Cost of products sold	2,498	2,505	2,584	2,649	2,763	10,500	9,276	8,720
Selling and administrative expense	1,185	1,119	1,115	1,200	1,285	4,719	4,185	4,185
Research and development expense	314	278	304	330	368	1,279	1,039	1,004
Acquisitions and other restructurings	34	50	47	24	58	179	299	480
Other operating (income) expense, net	(4)	—	296	(88)	(5)	203	363	654
TOTAL OPERATING COSTS AND EXPENSES	4,027	3,953	4,345	4,114	4,469	16,881	15,161	15,043
OPERATING INCOME	692	1,088	289	492	380	2,250	912	1,175

Interest expense	(98)	(118)	(124)	(115)	(111)	(469)	(528)	(639)
Interest income	2	2	2	2	2	9	7	12
Other income (expense), net	4	33	(10)	(1)	(120)	(99)	23	43
INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	600	1,005	158	378	151	1,692	414	591
Income tax provision (benefit)	32	135	(15)	(28)	(4)	88	62	(141)
NET INCOME FROM CONTINUING OPERATIONS	568	870	173	407	154	1,604	352	733
Income from discontinued operations, net of tax	109	133	127	118	110	488	522	500
NET INCOME	677	1,003	299	525	265	2,092	874	1,233
Preferred stock dividends	(23)	(23)	(23)	(23)	(23)	(90)	(107)	(152)
NET INCOME APPLICABLE TO COMMON SHAREHOLDERS	$655	$981	$277	$502	$242	$2,002	$767	$1,082

BASIC EARNINGS PER SHARE
Income from Continuing Operations	$1.92	$2.92	$0.52	$1.33	$0.46	$5.23	$0.88	$2.15
Income from Discontinued Operations	0.38	0.46	0.43	0.41	0.39	1.69	1.87	1.85
Basic Earnings per Share	$2.30	$3.38	$0.95	$1.73	$0.85	$6.92	$2.75	$4.01

DILUTED EARNINGS PER SHARE
Income from Continuing Operations	$1.90	$2.89	$0.51	$1.32	$0.46	$5.18	$0.87	$2.11
Income from Discontinued Operations	0.38	0.45	0.43	0.40	0.38	1.67	1.85	1.82
Diluted Earnings per Share	$2.28	$3.35	$0.94	$1.72	$0.84	$6.85	$2.71	$3.94

AVERAGE SHARES OUTSTANDING (in thousands)
Basic	284,685	290,590	291,095	289,522	285,985	289,288	278,971	269,943
Diluted	286,723	293,112	293,547	291,897	288,598	292,089	282,402	274,775

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended December 31, 2021
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Investment gains/losses and asset impairments (E)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,718	$—	$—	$—	$—	$—	$—	$—	$4,718

Gross margin	2,221	358	—	—	—	10	—	—	2,588

Selling and administrative expense	1,185	(7)	—	—	—	(1)	—	—	1,177
Research and development expense	314	—	—	—	—	(21)	—	—	293

OPERATING INCOME	692	365	17	17	—	31	—	—	1,122

Net interest expense	(96)	(1)	—	—	—	—	—	—	(97)
Other income (expense), net	4	—	—	—	5	—	17	—	26

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	600	364	17	17	5	31	17	—	1,050
Income tax provision	32	—	—	—	—	—	—	86	118
NET INCOME FROM CONTINUING OPERATIONS	$568	$364	$17	$17	$5	$31	$17	$(86)	$933

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.90	$1.27	$0.06	$0.06	$0.02	$0.11	$0.06	$(0.30)	$3.17

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Twelve Months Ended September 30, 2021
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Investment gains/losses and asset impairments (E)	Impacts of debt extinguishment (F)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$19,131	$—	$—	$—	$—	$—	$—	$—	$—	$19,131

Gross margin	8,630	1,398	—	—	63	41	—	—	—	10,132

Selling and administrative expense	4,719	(11)	—	—	—	(1)	—	—	—	4,707
Research and development expense	1,279	(7)	—	—	—	(92)	—	—	—	1,181

OPERATING INCOME	2,250	1,416	135	44	266	134	—	—	—	4,244

Net interest expense	(460)	(7)	—	—	—	—	—	6	—	(460)
Other (expense) income, net	(99)	(5)	—	—	6	—	(46)	178	—	36

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,692	1,405	135	44	272	134	(46)	185	—	3,820
Income tax provision	88	—	—	—	—	—	—	—	348	435
NET INCOME FROM CONTINUING OPERATIONS	$1,604	$1,405	$135	$44	$272	$134	$(46)	$185	$(348)	$3,384

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$5.18	$4.81	$0.46	$0.15	$0.93	$0.46	$(0.16)	$0.63	$(1.19)	$11.28

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended December 31, 2020
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Impacts of debt extinguishment (F)	Dilutive impact (H)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$5,041	$—	$—	$—	$—	$—	$—	$—	$—	$5,041

Gross margin	2,536	347	—	—	8	9	—	—	—	2,899

Selling and administrative expense	1,119	(2)	—	—	—	—	—	—	—	1,117
Research and development expense	278	(5)	—	—	—	(18)	—	—	—	255

OPERATING INCOME	1,088	355	33	17	8	26	—	—	—	1,527

Net interest expense	(116)	(2)	—	—	—	—	—	—	—	(118)
Other income (expense), net	33	—	—	—	(12)	—	10	—	—	31

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	1,005	352	33	17	(5)	26	11	—	—	1,440
Income tax provision	135	—	—	—	—	—	—	—	79	213
NET INCOME FROM CONTINUING OPERATIONS	$870	$352	$33	$17	$(5)	$26	$11	$—	$(79)	$1,227

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$2.89	$1.20	$0.11	$0.06	$(0.02)	$0.09	$0.04	$(0.01)	$(0.27)	$4.10

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended March 31, 2021
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Impacts of debt extinguishment (F)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,634	$—	$—	$—	$—	$—	$—	$—	$4,634

Gross margin	2,050	348	—	—	37	11	—	—	2,446

Selling and administrative expense	1,115	(1)	—	—	—	—	—	—	1,113
Research and development expense	304	—	—	—	—	(21)	—	—	282

OPERATING INCOME	289	349	33	14	333	32	—	—	1,050

Net interest expense	(122)	(1)	—	—	—	—	4	—	(119)
Other (expense) income, net	(10)	—	—	—	—	—	15	—	6

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	158	348	33	14	333	32	20	—	937
Income tax provision	(15)	—	—	—	—	—	—	124	110
NET INCOME FROM CONTINUING OPERATIONS	$173	$348	$33	$14	$333	$32	$20	$(124)	$827

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.51	$1.18	$0.11	$0.05	$1.13	$0.11	$0.07	$(0.42)	$2.74

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended June 30, 2021
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,607	$—	$—	$—	$—	$—	$—	$4,607

Gross margin	1,958	349	—	—	—	10	—	2,317

Selling and administrative expense	1,200	(6)	—	—	—	—	—	1,194
Research and development expense	330	(1)	—	—	—	(22)	—	306

OPERATING INCOME	492	357	27	(4)	(88)	32	—	817

Net interest expense	(113)	(1)	—	—	—	—	—	(115)
Other (expense) income, net	(1)	—	—	—	18	—	—	17

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	378	355	27	(4)	(70)	32	—	719
Income tax (benefit) provision	(28)	—	—	—	—	—	59	31
NET INCOME FROM CONTINUING OPERATIONS	$407	$355	$27	$(4)	$(70)	$32	$(59)	$688

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$1.32	$1.22	$0.09	$(0.01)	$(0.24)	$0.11	$(0.20)	$2.28

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Three Months Ended September 30, 2021
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Investment gains/losses and asset impairments (E)	Impacts of debt extinguishment (F)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$4,849	$—	$—	$—	$—	$—	$—	$—	$—	$4,849

Gross margin	2,086	354	—	—	18	12	—	—	—	2,470

Selling and administrative expense	1,285	(1)	—	—	—	—	—	—	—	1,283
Research and development expense	368	—	—	—	—	(31)	—	—	—	337

OPERATING INCOME	380	356	41	17	13	43	—	—	—	850

Net interest expense	(109)	(1)	—	—	—	—	—	2	—	(109)
Other (expense) income, net	(120)	(5)	—	—	—	—	(46)	153	—	(18)

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	151	350	41	17	13	43	(46)	154	—	724
Income tax provision	(4)	—	—	—	—	—	—	—	85	82
NET INCOME FROM CONTINUING OPERATIONS	$154	$350	$41	$17	$13	$43	$(46)	$154	$(85)	$642

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.46	$1.21	$0.14	$0.06	$0.05	$0.15	$(0.16)	$0.53	$(0.30)	$2.15

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Twelve Months Ended September 30, 2020
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Investment gains/losses and asset impairments (E)	Impacts of debt extinguishment (F)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$16,074	$—	$—	$—	$—	$—	$—	$—	$—	$16,074

Gross margin	6,798	1,377	—	—	244	31	98	—	—	8,548

Selling and administrative expense	4,185	2	—	—	—	(1)	—	—	—	4,186
Research and development expense	1,039	—	—	—	—	(74)	—	—	—	965

OPERATING INCOME	912	1,361	214	84	622	105	98	—	—	3,397

Net interest expense	(521)	(5)	—	—	—	—	—	—	—	(527)
Other income (expense), net	23	—	—	—	9	—	1	8	—	41

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	414	1,355	214	84	631	105	100	8	—	2,911
Income tax provision	62	—	—	—	—	—	—	—	392	454
NET INCOME FROM CONTINUING OPERATIONS	$352	$1,355	$214	$84	$631	$105	$100	$8	$(392)	$2,457

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$0.87	$4.80	$0.76	$0.30	$2.24	$0.37	$0.35	$0.03	$(1.39)	$8.32

BECTON DICKINSON AND COMPANY
SUPPLEMENTAL INFORMATION
RECONCILIATION OF REPORTED RESULTS TO ADJUSTED RESULTS
(Unaudited; Amounts in millions, except per share data)

Twelve Months Ended September 30, 2019
	Reported (GAAP)	Purchase accounting adjustments (A)	Integration costs (B)	Restructuring costs (B)	Transaction gain/loss, product and other litigation-related matters (C)	European regulatory initiative-related costs (D)	Investment gains/losses and asset impairments (E)	Impacts of debt extinguishment (F)	Hurricane-related insurance proceeds (G)	Income tax benefit of special items	Adjusted (Non-GAAP)
		See Footnotes on Page 10
REVENUES	$16,218	$—	$—	$—	$—	$—	$—	$—	$—	$—	$16,218

Gross margin	7,498	1,374	25	—	—	15	—	—	—	—	8,912

Selling and administrative expense	4,185	(8)	—	—	11	(4)	—	—	—	—	4,184
Research and development expense	1,004	—	—	—	—	(32)	(30)	—	—	—	942

OPERATING INCOME	1,175	1,382	323	180	643	50	30	—	—	—	3,785

Net interest expense	(627)	(5)	—	—	—	—	—	(5)	—	—	(637)
Other income (expense), net	43	122	—	—	3	—	(13)	59	(24)	—	190

INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	591	1,499	323	180	646	50	17	54	(24)	—	3,339
Income tax provision	(141)	—	—	—	—	—	—	—	—	622	481
NET INCOME FROM CONTINUING OPERATIONS	$733	$1,499	$323	$180	$646	$50	$17	$54	$(24)	$(622)	$2,858

DILUTED EARNINGS PER SHARE FROM CONTINUING OPERATIONS	$2.11	$5.45	$1.18	$0.66	$2.35	$0.18	$0.06	$0.20	$(0.09)	$(2.26)	$9.85

The reconciliations of reported results to adjusted results on the previous pages reflect the following adjustments that are considered by management to be outside of BD’s underlying operational results or that affect period to period comparability:
(A)Purchase accounting adjustments-Includes amortization and other adjustments related to the purchase accounting for acquisitions impacting identified intangible assets and the valuation of fixed assets and debt. BD’s amortization expense is primarily recorded in Cost of products sold.
(B)Integration and restructuring costs-Includes amounts associated with integration and restructuring activities resulting from acquisitions, as well as simplification and other cost saving initiatives. These costs are recorded to Acquisitions and other restructurings.
(C)Transaction gain/loss, product and other litigation-related matters-Includes charges to record product liability reserves, including related legal defense costs, of $361 million, $378 million, and $914 million which were recorded to Other operating (income) expense, net in 2021, 2020 and 2019, respectively, as well as Alaris pump-related remediation costs of $56 million and $244 million recorded to Cost of Products Sold in 2021 and 2020, respectively. Other amounts, which were recorded to Other operating (income) expense, net, include gains of $158 million recognized on sale-leaseback transactions in 2021, a $336 million gain recognized on the sale of a business in 2019 and a $75 million charge to record the estimated cost of a product recall in the Medical segment in 2019.
(D)European regulatory initiative-related costs-Represents costs incurred to develop processes and systems to establish initial compliance with the European Union Medical Device Regulation and the European Union In Vitro Diagnostic Medical Device Regulation, which represent a significant, unusual change to the existing regulatory framework. We consider these costs to be duplicative of previously incurred costs and/or one-off costs, which are limited to a specific period of time. These expenses, which are recorded in Cost of products sold and Research and development expense, include the cost of labor, other services and consulting (in particular, research and development and clinical trials) and supplies, travel and other miscellaneous costs.
(E)Investment gains/losses and asset impairments-Includes investment gains/losses recorded to Other income (expense), net, as well as asset impairment charges.
(F)Impacts of debt extinguishment-Represents the impacts, which are recorded in Other income (expense), net and Interest expense, of our extinguishment of certain long-term senior notes.
(G)Hurricane-related insurance proceeds-Represents insurance proceeds relating to hurricane-related claims. These proceeds were recorded within Other income (expense), net.
(H)Dilutive impact-Represents the impact of transactions which affect the comparability of period-over-period calculations of diluted earnings per share.